Moody National REIT II, Inc. 8-K

EXHIBIT 10.1

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is entered into as of March 6, 2026 (the “Effective Date”) by and among Moody EC Development, LLC, a Texas limited liability company (the “Buyer”), and Moody National REIT II, Inc., a Maryland corporation (“REIT”), Moody National Operating Partnership II, LP, a Delaware limited partnership (“OP”), and MN REIT II TRS, Inc., a Delaware corporation (“TRS”) (REIT, OP and TRS are collectively referred to herein as the “Seller”).

RECITALS

A.            The REIT is the General Partner of the OP, and the OP is the sole shareholder of TRS. TRS is the sole member of Moody National Austin-GOVR MT, LLC, a Delaware limited liability company (“Hampton Austin MT”), Moody National Katy EC-Houston MT, LLC, a Delaware limited liability company (“Hampton EC MT”), and Moody National HP N-Charles MT, LLC, a Delaware limited liability company (“Hyatt Charleston MT”) (Hampton Austin MT, Hampton EC MT and Hyatt Charleston MT are collectively referred to herein as the “Master Tenant Entities”). OP is the sole member of Moody National Austin-GOVR Holding, LLC, a Delaware limited liability company (“Austin Holding”), Moody National Katy EC-Houston Holding, LLC, a Delaware limited liability company (“EC Holding”), and Moody National HP N-Charles Holding, LLC, a Delaware limited liability company (“Charleston Holding”) (Austin Holding, EC Holding and Charleston Holding are collectively referred to herein as the “Holding Entities”). Austin Holding is the sole owner, and Hampton Austin MT is the master tenant, of that certain hotel named the Hampton Inn Austin/Airport Area South located in Austin, Texas (“Hampton Inn Austin”). EC Holding is the sole owner, and Hampton EC MT is the master tenant, of that certain hotel named the Hampton Inn Houston I-10W Energy Corridor located in Houston, Texas (“Hampton Inn Houston”). Charleston Holding is the sole owner, and Hyatt Charleston MT is the master tenant, of that certain hotel named the Hyatt Place North Charleston located in North Charleston, South Carolina (“Hyatt Charleston”) (the Hampton Inn Austin, Hampton Inn Houston and Hyatt Charleston are collectively referred to herein as the “Real Property”).

C.            The REIT desires that the OP sell and convey all of OP’s ownership interest in the Holding Entities, and that TRS sell and convey all of TRS’ ownership interest in the Master Tenant Entities (collectively, the “Membership Interests”) to the Buyer, and the Buyer desires to purchase and acquire the Membership Interests in order to the acquire the Real Property.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Purchase and Sale of Membership Interest.

1.1           Purchase of Membership Interest. Subject to the terms and conditions and in reliance on the representations and warranties set forth herein, the OP and the TRS shall each sell, assign, transfer and deliver to the Buyer on the Closing Date and the Buyer shall purchase and assume, for the Purchase Price (as defined below), good title to the Membership Interests free and clear of any mortgage, pledge, security interest, preferential right, restriction, encumbrance, lien or charge of any kind (expressly excluding the Assumed Debt (as defined below) being assumed as part of the Purchase Price), together with all rights, duties and obligations appurtenant thereto, whether with respect to voting, control, capital accounts, rights to distributions from or in respect of the Property or in any way derived from the Property (as hereinafter defined) or direct or indirect ownership or operation thereof or otherwise. Seller acknowledges that by selling the Membership Interests to Buyer, Buyer will be receiving all of the OP’s and TRS’ right, title, and interest in and to the following (“collectively, the “Property”):

(a)            The Real Property;

(b)            All rights, privileges, easements, and rights of way appurtenant to said Real Property, including without limitation, all mineral, oil, and gas and other subsurface rights, development rights, air rights, and water rights;

(c)            All improvements and fixtures located on the Real Property, including, without limitation: (i) all structures affixed to the Real Property; (ii) all apparatus, equipment, and appliances used in connection with the operation or occupancy of the Real Property; and (iii) all facilities used to provide any services to the Real Property and/or the structures affixed thereto (collectively, the “Improvements”), excluding those fixtures owned by vendors of the Improvements, if any.

(d)            All tangible personal property located on and used in connection with the Real Property or the Improvements;

(e)            All rights, warranties, guarantees, utility contracts, approvals (governmental or otherwise), permits, certificates of occupancy, surveys, plans and specifications, trademarks or tradenames, copyrights, and any agreements, covenants or indemnifications that the Company received from a third party, including any prior owner, and relating to the Real Property, Appurtenances, or Improvements;

(f)            All of the lessor’s and/or landlord’s interest in all leases of the Improvements, and all amendments thereto, and including all leases which may be made by OP or TRS after the Closing Date and before Closing in accordance with the terms of this Agreement.

1.2           Purchase Price.

1.2.1        The total purchase price for the Membership Interest shall be Eighteen Million Eight Hundred Fifty Thousand Dollars ($18,850,000) (the “Purchase Price”), which price shall include the assumption of the debt currently held by the Holding Entities (being collectively approximately Eighteen Million Forty-Three Thousand Five Hundred Fifteen Dollars ($18,043,515.00) as of the date of this Agreement, which amount shall be determined on the Closing Date, the “Assumed Debt”). The Purchase Price shall be allocated as follows:

Hampton Inn Austin:	$5,200,000 (debt of approximately $3,551,049)

Hampton Inn Houston:	$6,650,000 (debt of approximately $9,265,826)

Hyatt Charleston:	$7,000,000 (debt of approximately $5,226,640)

Buyer acknowledges that the Real Property owned by the Holding Entities is encumbered by the outstanding debt above, and Buyer will acquire the Real Property, through the acquisition of the Membership Interests, with such Real Property encumbered by the debt and other contractual obligations.

1.3           Closing Costs. Closing costs shall be paid by each party as incurred or as-is customary in the jurisdiction of the Real Property.

1.4           Closing Date. Provided that all of the conditions required by this Agreement have been fulfilled, the purchase and sale of the Membership Interest shall occur on or before March 6, 2026.

1.5           Due Diligence.

1.5.1        Buyer will have the right, from the Effective Date until 5:00 pm Central time on March 5, 2026 (“Due Diligence Period”) to inspect the Real Property, and review the contracts and agreements relating to the Real Property, the Holding Entities and the Master Tenant Entities, review the status of the title and make such other inspections, feasibility determinations, financing arrangements or other studies as Buyer determines necessary. From and after the Effective Date and until the transactions contemplated hereby are consummated or this Agreement is terminated in accordance with its terms (subject, however, to the provisions of this Agreement) Seller will cause Master Tenant Entities and Holding Entities to give Buyer’s representatives full access to all of the assets, properties, books, records, agreements and commitments of the Company and, to the extent in Master Tenant Entities and Holding Entities possession, furnish Buyer’s representatives during such period with all such information concerning its affairs as they may reasonably request; provided, however, that any furnishing of such information to Buyer, or any investigation by Buyer shall not affect its right to rely on the representations and warranties made by Seller in this Agreement. On or prior to the expiration of the Due Diligence Period, Buyer may notify Seller in writing of its intent not to close the transaction by the Closing Date if it is not satisfied in its sole discretion with any matter relating to the Real Property and/or the Membership Interests, in which case this Agreement shall be terminated. If Buyer does not deliver such notice on or prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 1.15.1 and the Closing shall occur on or before the Closing Date.

1.5.2        TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT FOR SELLER’S EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT (“SELLER’S EXPRESS WARRANTIES”), THE SALE OF THE INTERESTS TO BUYER IS MADE AND WILL BE MADE WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY SELLER. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE INTERESTS AND THE PROPERTY ON AN “AS IS” AND “WHERE IS” BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH SELLER HEREBY DISCLAIMS, EXCEPT FOR SELLER’S EXPRESS WARRANTIES. EXCEPT FOR SELLER’S EXPRESS WARRANTIES, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT. IN ENTERING INTO THIS AGREEMENT, BUYER IS NOT RELYING ON ANY STATEMENT, REPRESENTATION OR WARRANTY OTHER THAN SELLER’S WARRANTIES. BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC, USE, COMPLIANCE, AND LEGAL CONDITION OF THE INTERESTS AND THE PROPERTY AND THAT, OTHER THAN THE SELLER’S EXPRESS WARRANTIES, BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER’S BEHALF CONCERNING THE PROPERTY. The provisions of this paragraph shall survive indefinitely and shall not be merged into the Deliveries.

2.             Deliveries.

2.1           Deliveries by the Seller. On the Closing Date, the Seller shall deliver to the Buyer:

2.1.1          A copy of the Assignment of Membership Interest (attached hereto as Exhibit A) for each of the Holding Entities and each of the Master Tenant Entities, executed by the applicable Seller.

2.2           Deliveries by the Buyer. On the Closing Date, the Buyer shall deliver to the Seller:

2.2.1          The Purchase Price.

2.2.2          A copy of the Assignment of Membership Interest (attached hereto as Exhibit A) for each of the Holding Entities and each of the Master Tenant Entities, executed by Buyer; and

2.2.3          Approval of the transfer of the Membership Interests by any lender holding a loan secured by the Real Property and/or any franchisor under any Franchise Agreement for any Real Property, if required.

3.             Representations and Warranties.

3.1           Seller’s Representations and Warranties. The Seller represents and warrants to the Buyer as of the Effective Date as follows:

3.1.1          Authority; Enforceability. The Seller has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and (assuming due authorization, execution and delivery by the Buyer) constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

3.1.2          Ownership. The OP is the owner, beneficially and of record of, and has good, marketable and unencumbered title to, the Membership Interest in each of the Holding Entities, and such Membership Interest is free and clear of any liens, encumbrances, conditions, claims or rights or interests of any other person or entity. The OP has not pledged, assigned or otherwise transferred such Membership Interest and has not granted any person or entity any right, option or power to acquire or vote all or any part of the Membership Interest of the OP. The TRS is the owner, beneficially and of record of, and has good, marketable and unencumbered title to, the Membership Interest in each of the Master Tenant Entities, and such Membership Interest is free and clear of any liens, encumbrances, conditions, claims or rights or interests of any other person or entity. The TRS has not pledged, assigned or otherwise transferred such Membership Interest and has not granted any person or entity any right, option or power to acquire or vote all or any part of the Membership Interest of the TRS.

3.1.3          No Litigation. There are no actions, suits or proceedings pending or threatened against any portion of the Membership Interest or affecting the Seller which, if determined adversely, would affect its ability to perform its obligations hereunder.

3.1.4          Bankruptcy. The Seller has not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by the Seller’s creditors, (c) suffered the appointment of a receiver to take possession of all or substantially all of the Seller’s assets, (d) suffered the attachment or other judicial seizure of all, or substantially all, of the Seller’s assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

3.1.5          Conflicts. Neither the execution, delivery or performance of this Agreement nor compliance herewith conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the formation documents of the Seller, including its operating agreement (if applicable).

3.1.6          No Violation. The Buyer’s purchase of the Membership Interest is in full compliance with the Operating Agreement of each of the Master Tenant Entities and the Holding Entities (collectively, the “Operating Agreements”), and no consent or approval of any party is required in connection with the consummation of this transaction except as provided in each of the Assignment of Membership Interest attached hereto as Exhibit A.

Seller’s warranties, representations and indemnities contained in this Agreement and in any document executed by Seller pursuant to this Agreement shall survive Buyer’s purchase of the Membership Interest only for a period commencing on the Closing Date and ending on the date which is twelve (12) months after the Closing Date (the “Limitation Period”). Seller’s liability for breach of any such representation or warranty or under any such indemnity shall be limited to the amount by which claims exceed an aggregate of $50,000 and Seller’s aggregate liability for claims arising out of such representations, warranties and/or indemnities shall not exceed an amount equal to $200,000.00. Buyer shall provide written notice to Seller prior to the expiration of the Limitation Period of any alleged breach of such warranties or representations and/or claim for indemnification. Buyer shall allow Seller thirty (30) days within which to cure such breach or settle such claim, or, if such breach or settlement cannot reasonably be cured or accomplished within thirty (30) days, an additional reasonable time period, so long as such cure has been commenced within such thirty (30) days and is being diligently pursued. If Seller fails to cure such breach or settle such claim after written notice and within such cure period, Buyer’s sole remedy shall be an action at law for actual damages as a consequence thereof, which must be commenced, if at all, within the Limitation Period. The Limitation Period referred to herein shall apply to unknown as well as known breaches and claims. Purchaser’s waiver and release set forth in Paragraph 1.5.2 shall apply fully to liabilities under such representations and warranties and is hereby incorporated by this reference. Except as specifically provided in this paragraph, none of Seller’s representations, warranties, indemnities, covenants or agreements shall survive the Closing. Buyer specifically acknowledges that such termination of liability represents a material element of the consideration to Seller.

3.2           Buyer’s Representations and Warranties. The Buyer represents and warrants to the Seller as follows:

3.2.1          Investment Intent. The Buyer acknowledges that the Membership Interest has not been registered under the Securities Act of 1933, as amended. The Buyer is purchasing the Membership Interest for its own account and not acquiring the Membership Interest with a view to any sale of such Membership Interest or any portion thereof in connection with any distribution thereof.

3.2.2          Accredited Investor. The Buyer is an Accredited Investor as such term is defined in Rule 501 of the Securities Act of 1933.

3.2.3          Authority; Enforceability. The Buyer has all the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Buyer have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Buyer and (assuming due authorization, execution and delivery by the Seller) constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

4.             Indemnification.

4.1           Seller Indemnification. From and after the Closing Date, Sellers shall defend, indemnify, and hold the Buyer, together with their successors and assigns (each a “Buyer Indemnified Party”) harmless from and against, and to cause each Buyer Indemnified Party to be reimbursed with respect to, any and all third-party losses, damages, liabilities, claims, judgments, settlements, fines, costs, and expenses, including reasonable attorneys’ fees (“Indemnifiable Amounts”) of every nature whatsoever incurred by Buyer Indemnified Party as a result of or arising out of (i)  the ownership or operation of the Master Tenant Entities, Holding Entities or the Property and relating to the period on or prior to the Closing Date, including, without limitation, actions or claims asserted by such third-party(ies) relating to damage to property or injury to or death of any person prior to the Closing Date, or any claims by any such third-party(ies) for any debts or obligations occurring on or about or in connection with the Company or Property or any portion thereof or with respect to the Company or Property’s operations at any time prior to the Closing Date, and (ii) any tax liability of Company relating to all taxable periods ending on or prior to the Closing Date.

4.2           Buyer Indemnification. Buyer shall defend, indemnify, and hold Sellers, and their respective members, managers, partners, directors, officers, employees and agents (each a “Seller Indemnified Party”) harmless from and against, and to cause each Seller Indemnified Party to be reimbursed with respect to, any and all Indemnifiable Amounts of every nature whatsoever incurred by the Seller Indemnified Party as a result of or arising out of (i) any material breach, by the Buyer of any representation or warranty of the Buyer contained in this Agreement, (ii) the ownership or operation of the Master Tenant Entities, Holding Entities or the Property and relating to the period following the Closing Date, including, without limitation, actions or claims asserted by such third-party(ies) relating to damage to property or injury to or death of any person following the Closing Date, or any claims by any such third-party(ies) for any debts or obligations occurring on or about or in connection with the Company or Property or any portion thereof or with respect to the Company or Property’s operations at any time following the Closing Date, and (iii) any tax liability of the Company relating to all taxable periods from and after the Closing Date.

4.3           An indemnified party (whether Seller or Purchaser) shall give prompt written notice to the indemnifying party of the commencement or assertion of any action, proceeding, demand or claim by a third party (collectively, a “Third Party Action”) in respect of which such indemnified party will seek indemnification hereunder.  Any failure so to notify the indemnifying party shall not relieve the indemnifying party from any liability that they may have to such indemnified party under this Section unless the failure to give such notice materially and adversely prejudices such indemnifying party.  The indemnifying party shall have the right to assume control of the defense of, settle or otherwise dispose of such Third Party Action on such terms as it deems appropriate.

5.             Reserved.

6.             Miscellaneous.

6.1           Waivers; Severability. The failure of any of the parties to this Agreement to require the performance of a term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder. If any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement will not be affected thereby, and the parties will use all reasonable efforts to substitute for such invalid, illegal or unenforceable provisions one or more valid, legal and enforceable provision(s) that, insofar as practicable, implement the purposes and intents hereof. To the extent permitted by applicable law, each party waives any provision of law that would render any provision of this Agreement invalid, illegal or unenforceable in any respect.

6.2           Entire Agreement. This Agreement and each other agreement, instrument or other document delivered pursuant hereto, constitute the entire agreement relating to the subject matter hereof among the parties hereto, and supersede all prior agreements, understandings, representations, warranties and covenants of any kind (whether oral or written) between the parties. Each party hereto acknowledges that no representation, inducement, promise or agreement has been made, orally or otherwise, by any other party, or anyone acting on behalf of any other party, unless such representation, inducement, promise or agreement is expressly embodied in this Agreement.

6.3           ARBITRATION OF DISPUTES.

6.3.1          ALL CLAIMS SUBJECT TO ARBITRATION. ANY DISPUTE, CONTROVERSY OR OTHER CLAIM ARISING UNDER, OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY AMENDMENT THEREOF, OR THE BREACH OR INTERPRETATION HEREOF OR THEREOF, SHALL BE DETERMINED AND SETTLED BY BINDING ARBITRATION IN THE COUNTY OF HARRIS, STATE OF TEXAS, IN ACCORDANCE WITH TEXAS LAW AND THE RULES AND PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION. THE PREVAILING PARTY SHALL BE ENTITLED TO AN AWARD OF ITS REASONABLE COSTS AND EXPENSES INCLUDING BUT NOT LIMITED TO ATTORNEY’S FEES. Any arbitration PROCEEDING brought by Seller related to this Agreement will not be combined or joined with the claims of other parties being asserted against the Buyer or anY affiliated entity. ANY AWARD RENDERED THEREIN SHALL BE FINAL AND BINDING ON EACH AND ALL OF THE PARTIES THERETO AND THEIR PERSONAL REPRESENTATIVES, AND JUDGMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

6.3.2          WAIVER OF LEGAL RIGHTS. THE PARTIES ACKNOWLEDGE AND AGREE TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THIS ARTICLE DECIDED BY NEUTRAL ARBITRATION AS PROVIDED UNDER TEXAS LAW AND THAT THEY ARE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY WAIVING ANY RIGHTS THEY MAY POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR BY JURY TRIAL. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THEY ARE WAIVING THEIR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL EXCEPT TO THE EXTENT SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THIS SECTION. IF EITHER PARTY REFUSES TO SUBMIT TO ARBITRATION AFTER EXECUTION OF THIS AGREEMENT, SUCH PARTY MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF APPLICABLE TEXAS LAW. EACH PARTY’S AGREEMENT TO THIS SECTION IS VOLUNTARY. THE PARTIES HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THIS SECTION TO NEUTRAL ARBITRATION.

6.4           Fees and Expenses. Each party shall pay their own expenses, including legal fees, incurred by it in the negotiation, preparation, and execution of this Agreement, and/or any exhibit or other document herein referenced.

6.5           Notice. All notices, requests or other communications under this Agreement shall be in writing, and shall be sent to the parties at the respective addresses set forth below, and shall be deemed to have been duly given on the date of service if sent by facsimile (provided a hard copy is sent in one of the manners specified herein), or on the day following service if sent by overnight air courier service with next day delivery with written confirmation of delivery, or five (5) calendar days after mailing if sent by first class, registered or certified mail, return receipt requested.

If to Buyer: Moody EC Development, LLC 9655 Katy Freeway, Suite 600 Houston, Texas 77024 Attn: Brett Moody

If to Seller: Moody National REIT II, Inc. c/o _________________________________ _________________________________

Each party is required to notify the other party in the above manner of any change of address.

6.6           Construction. Each party expressly states that such party has reviewed this Agreement and has had the opportunity to have this Agreement reviewed by competent counsel, and that such party is now entering into this Agreement voluntarily. Accordingly, the rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

6.7           Headings. In interpreting this Agreement, section headings shall be disregarded.

6.8           Governing Law, Venue and Disputes. This Agreement shall be interpreted and enforced under the laws of the State of Texas, without application of its conflicts or choice of law rules. Both parties irrevocably submit to the jurisdiction of the state and federal courts located in Harris County, Texas for any action or proceeding regarding this Agreement, and all parties waive any right to object to the jurisdiction or venue of the courts in Harris County, Texas.

6.9           Amendment. This Agreement may not be modified except by in writing approved by all parties to this Agreement.

6.10         Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon each of the parties hereto and each of their respective successors, transferees and assigns, and shall inure to the benefit of each of the parties hereto and each of their respective successors, transferees and assigns.

6.11         Further Acts and Documents. Each of the parties hereto hereby covenants and agrees to execute and deliver such further instruments, documents and other agreements and to do such further acts and things as may be reasonably necessary to carry out the purposes of this Agreement.

6.12         Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which shall constitute one in the same agreement.

6.13         Facsimile Signatures. This Agreement may be executed and transmitted by facsimile, which signature shall be binding upon the parties as if they were original signatures. Upon such execution such party will deliver an original signature to the other party concurrently by Federal Express or similar generally recognized overnight carrier.

[Signatures on following page(s)]

IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement, effective as of the Effective Date.

SELLER:

Moody National REIT II, Inc., a Maryland corporation

By:	/s/ Brett C. Moody
Brett C. Moody, President & CEO

Moody National Operating Partnership II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland Corporation

	By:	/s/ Brett C. Moody
Brett C. Moody, President & CEO

MN REIT II TRS, Inc., a Delaware corporation

By:	/s/ Brett C. Moody
Brett C. Moody, President

BUYER:

Moody EC Development, LLC, a Texas limited liability company

By:	/s/ Brett C. Moody
Brett C. Moody, President

EXHIBIT A

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and MN REIT II TRS, Inc., a Delaware corporation(the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National Austin-GOVR MT, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR: MN REIT II TRS, Inc., a Delaware corporation

By:
Brett C. Moody, President

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and MN REIT II TRS, Inc., a Delaware corporation(the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National Katy EC-Houston MT, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR: MN REIT II TRS, Inc., a Delaware corporation

By:
Brett C. Moody, President

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and MN REIT II TRS, Inc., a Delaware corporation(the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National HP N-Charles MT, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR: MN REIT II TRS, Inc., a Delaware corporation

By:
Brett C. Moody, President

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and Moody National Operating Partnership II, LP, a Delaware limited partnership (the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National Austin-GOVR Holding, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR:

Moody National Operating Partnership II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland Corporation, its general partner

By:
Brett C. Moody, President & CEO

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and Moody National Operating Partnership II, LP, a Delaware limited partnership (the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National Austin-GOVR Holding, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR:

Moody National Operating Partnership II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland Corporation, its general partner

By:
Brett C. Moody, President & CEO

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and Moody National Operating Partnership II, LP, a Delaware limited partnership (the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National Katy EC-Houston Holding, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR:

Moody National Operating Partnership II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland Corporation, its general partner

By:
Brett C. Moody, President & CEO

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President

ASSIGNMENT OF MEMBERSHIP INTEREST

This Assignment of Membership Interest (“Assignment”), effective as of ___, 2026 (the “Effective Date”) is made and entered into by and between Moody EC Development, LLC, a Texas limited liability company(the “Assignee”), and Moody National Operating Partnership II, LP, a Delaware limited partnership (the “Assignor”).

WHEREAS, the Assignor owns the sole membership interest in Moody National HP N-Charles Holding, LLC, a Delaware limited liability company (the “Company”) (the “Membership Interest”).

WHEREAS, the Assignor desires to assign all of its right, title and interest in the Membership Interest to the Assignee and the Assignee desires to assume all of the Assignor’s right, title and interest in the Membership Interest.

NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The Assignor hereby assigns and transfers all of the Assignor’s right, interest and title to the Membership Interest to the Assignee. The Assignee hereby assumes all of the Assignor’s right, interest and title to the Membership Interest.

2.             This Agreement may be executed in counterparts, each of which, taken together, shall constitute one fully executed original.

3.             This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to conflict of law rules.

4.             Each and all of the covenants and conditions of this Assignment shall inure to the benefit of and shall be binding upon, the successors-in-interest, assigns and representatives of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR:

Moody National Operating Partnership II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland Corporation, its general partner

By:
Brett C. Moody, President & CEO

ASSIGNEE:

Moody EC Development, LLC, a Texas limited liability company

By:
Brett C. Moody, President